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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2004


                            THE BON-TON STORES, INC.
                            -------------------------
                 (Exact Name of Registrant Specified in Charter)


    Pennsylvania                    0-19517                    23-2835229
----------------------        --------------------             ----------
   (State or Other              (Commission File            (I.R.S. Employer
   Jurisdiction of                   Number)                Identification No.)
   Incorporation)

        2801 E. Market Street
          York, Pennsylvania                                       17402
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      On December 13, 2004, The Bon-Ton Stores, Inc. (the "Company") announced the appointment of David Zant, 48, as the Company's Vice Chairman and Chief Merchandising Officer.

      Mr. Zant has served since October 2002 as Executive Vice President/General Merchandise Manager, Women's Apparel for Belk, Inc., a retail department store chain with 221 locations. He served as Executive Vice President/General Merchandise Manager, Men's Apparel and Home Furnishings for Belk, Inc. from August 2002 to October 2004 and as President of Belk Central Division for Belk, Inc. from June 2001 to August 2002. From 1998 to 2001, Mr. Zant was employed in senior merchandising positions with Saks, Inc.

      Mr. Zant's employment agreement will commence January 1, 2005 and continue to January 31, 2008. It provides for an annual base salary of $500,000. Mr. Zant will receive a bonus of $225,000 in the first payroll period following commencement of his employment agreement to compensate him for his lost bonus opportunity at his prior employer. Beginning with the Company's fiscal year ending January 31, 2006, Mr. Zant shall be eligible to earn an annual target bonus of 50% of his base salary and a maximum bonus of 100% of his base salary in accordance with objectives to be determined by the Company. For the first year of participation in the bonus plan only, Mr. Zant shall be guaranteed a minimum bonus payment of $125,000, provided he is employed by the Company on the date that bonus payments are made in 2006. If Mr. Zant is discharged without cause or resigns for good reason (each as defined in the employment agreement), he will continue to receive his base salary for one year. Upon a change in control (as defined in the employment agreement) of the Company, all options and shares of restricted stock held by Mr. Zant will immediately vest and, upon termination of his employment under certain circumstances after a change in control, Mr. Zant will be entitled to a payment equal to the lesser of (i) 2.99 times his base salary at the time of the change in control, and (ii) the maximum amount permitted by Section 280G of the Internal Revenue Code of 1986, as amended. If Mr. Zant remains continuously employed by the Company until he attains sixty years of age, his benefits under the Company's Supplemental Executive Retirement Plan will vest. Mr. Zant's employment agreement also provides that he will be granted, effective January 1, 2005, 40,000 restricted shares of the Company's common stock which will vest in installments of 15,000 shares, 10,000 shares and 15,000 shares on August 31, 2005, August 31, 2007 and August 31, 2008, respectively, and options to purchase 60,000 shares of the Company's common stock which will vest in three equal installments on January 31, 2006, January 31, 2007 and January 31, 2008.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Bon-Ton Stores, Inc.

                                        By: /s/ Keith E. Plowman
                                            ------------------------------------
                                            Keith E. Plowman
                                            Senior Vice President, Finance
                                            and Principal Accounting Officer
Dated: December 13, 2004